VANGUARD(R)
EXPLORER
FUND

Annual Report
October 31, 1999

[SHIP GRAPHIC]
[A MEMBER OF THE VANGUARD GROUP]

FELLOW SHAREHOLDERS:

     TWO ROADS DIVERGED IN A WOOD, AND I--I TOOK THE ONE LESS TRAVELED BY, AND THAT HAS MADE ALL THE DIFFERENCE.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

         Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

         While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?

         While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

         BUT I HAVE PROMISES TO KEEP, AND MILES TO GO BEFORE I SLEEP, AND MILES TO GO BEFORE I SLEEP.

         You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

/S/
JCB

--------------------------------------------------------------------------------

CONTENTS
REPORT FROM THE CHAIRMAN   1
AFTER-TAX RETURNS REPORT   5
THE MARKETS IN PERSPECTIVE 6
REPORT FROM THE ADVISERS   8
FUND PROFILE               10
PERFORMANCE SUMMARY        12
FINANCIAL STATEMENTS       13
REPORT OF INDEPENDENT ACCOUNTANTS   25
--------------------------------------------------------------------------------

[PHOTO OF JOHN J. BRENNAN]
REPORT FROM THE CHAIRMAN

--------------------------------------------------------------------------------

Small-capitalization stocks provided solid total returns during the 12 months ended October 31, 1999, and Vanguard Explorer Fund earned 25.1% for its 1999 fiscal year.

         The table at right compares the Explorer Fund's total return (capital change plus reinvested dividends) for the fiscal year with those of the average small-capitalization growth mutual fund and the unmanaged Russell 2000 Index, a measure of small-cap stocks. The table also provides the total return for the Small Company Growth Fund Stock Index, which is based on the stocks held by the nation's largest small-cap mutual funds. As you can see, your fund's return easily outpaced the returns of its index benchmarks but fell well short of the return of its average peer, which generally held a bigger stake in the market-leading technology sector.

                                                                 TOTAL RETURNS
                                                               FISCAL YEAR ENDED
                                                                OCTOBER 31, 1999
--------------------------------------------------------------------------------
Vanguard Explorer Fund                                                25.1%
--------------------------------------------------------------------------------
Average Small-Cap Growth Fund*                                        46.3%
--------------------------------------------------------------------------------
Russell 2000 Index                                                    14.9%
--------------------------------------------------------------------------------
Small Company Growth Fund Stock Index                                 16.6%
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

         The fund's total return is based on net asset values of $49.60 per share on October 31, 1998, and $61.49 per share on October 31, 1999, and is adjusted for a dividend of $0.20 per share paid from net investment income and a distribution of $0.30 per share paid from net realized capital gains. We estimate that the fund will make a distribution of approximately $8.00 per share from net realized capital gains in December 1999.

FINANCIAL MARKETS IN REVIEW

The fiscal year ended October 31 comprised two distinctly different halves. For most of the first half, stock prices worldwide were rebounding strongly from a slump in the summer of 1998 that had been prompted by economic crises in Asia, Russia, and parts of Latin America. The stock market's comeback was aided by a pickup in global economic activity and by interest rate reductions by the
Federal Reserve Board that fall. These developments--and the continued ebullience of the U.S. economy--erased investors' fears that the troubles abroad would depress business activity and profits at home. Even though interest rates rose during the six months from October 31 through April 30, the stock market, as measured by the Wilshire 5000 Total Market Index, gained 22.8% and the S&P 500 Index was up 22.3%.

         However, during the second half of our fiscal year, most stock prices stagnated or fell (with the notable exception of technology stocks). The Wilshire 5000 advanced 2.3% during the second half, bringing its full-year return to 25.7%. The S&P 500's second-half return of 2.7% brought it to an identical 25.7% return for our fiscal year. Large-capitalization growth stocks were the strongest market sector, led by simply stupendous gains for a number of technology stocks, such as QUALCOMM (700%), Sun Microsystems (263%), Cisco Systems (135%), Microsoft (75%), and Intel (74%). The growth stocks within the S&P 500 gained 31.6%, while value stocks within the index returned 19.0% as a group.

         Overall, small-cap stocks were left in the wake of the big stocks: The Russell 2000 Index gained 14.9% for the 12 months. However, the difference between the returns of the index's growth and value stocks was enormous. The index's growth component--led by the 70% return of technology stocks--gained 29.3%, versus a paltry 0.7% return for the index's value stocks. As with large stocks, the gains of small stocks were concentrated in the first half of the year: The Russell 2000 Index advanced 15.2% in the first six months, but declined -0.3% thereafter.

         One drag on the stock market in general was a strong uptrend in interest rates that began in February. The Federal Reserve encouraged this move, acting in late June and again in August to boost short-term interest rates by a total of 0.5 percentage point. Fears of a global economic slump were supplanted by worries that economic growth--especially in the United States--was so strong that it would cause wages and commodity prices to surge, pushing up inflation.

         For the full year, yields on long-term U.S. Treasury bonds rose significantly. The yield on the 30-year Treasury increased exactly 1 percentage point (100 basis points) to 6.16% on October 31, 1999. Bond prices, which move in the opposite direction from interest rates, fell during the year. The Lehman Brothers Aggregate Bond Index, a benchmark for taxable bonds, eked out a return of just 0.5% for the year, as its interest income of 6.2% only barely offset price declines of -5.7%.

FISCAL 1999 PERFORMANCE OVERVIEW

Vanguard Explorer Fund's return of 25.1% for the 12 months was excellent on an absolute basis and relative to unmanaged small-cap indexes, but it trailed the astonishing 46.3% return of the average small-cap growth mutual fund.

         Both the fund's advantage over the indexes and its shortfall versus the average peer can be explained by the performance of small technology stocks, which, as noted earlier, advanced 70% during the fiscal year. Simply put, the more tech stocks you owned the better your return. Relative to the Russell 2000 Index, the Explorer Fund had a heavier stake in technology shares (17% of the fund's average assets, versus 15% for the index). However, your fund's commitment to technology was about half that of the average small-cap stock fund.
--------------------------------------------------------------------------------
                                                           TOTAL ASSETS MANAGED
                                                          AS OF OCTOBER 31, 1999
--------------------------------------------------------------------------------
Granahan Investment Management, Inc.                     $1,139            46%
WELLINGTON MANAGEMENT COMPANY, LLP                          712            29
Chartwell Investment Partners                               280            11
Vanguard Core Management Group                              244            10
Cash Reserve*                                               109             4
--------------------------------------------------------------------------------
Total                                                    $2,484           100%
--------------------------------------------------------------------------------

*This cash reserve is invested in equity index futures to simulate investment in stocks; each adviser may also maintain a modest cash reserve.

         Our outperformance against the Russell 2000 Index was also the result of excellent stock selection by our advisers within the financial services group, the utilities sector, and the consumer discretionary sector--which at 29% of Explorer's stock holdings represents the fund's biggest sector weighting. On the negative side, our relatively big stake in the poorly-performing health-care segment (15% of stock holdings, versus 9% in the index) hurt our return.

         Four investment advisers select stocks for the Explorer Fund. The table above shows the share of assets supervised by each at the end of the fiscal year.

LONG-TERM PERFORMANCE OVERVIEW

An annual review of a mutual fund's record should also include a look at its longer-term performance. The adjacent table presents the average annual returns of the Explorer Fund and its comparative benchmarks for the past ten years. It also presents the results of hypothetical $10,000 investments made a decade ago in the fund, the average fund in its peer group, the Russell 2000 Index, and the Small Company Growth Fund Stock Index.

         As you can see, your fund's return came up short versus its average peer but compared favorably with those of its unmanaged index benchmarks. Over this period, a $10,000 initial investment in the Explorer Fund would have grown to $33,534, compared with $44,666 in the average small-cap growth fund. During the past decade, the fund's average peer tended to invest in stocks that are larger than those held by Explorer, a powerful advantage during a stretch that was very favorable to larger stocks. (The large-cap DOMINATED S&P 500 INDEX RECORDED AN ANNUALIZED RETURN OF 17.8% DURING THE DECADE, 11/2 times the return of the small-cap Russell 2000 Index.) Explorer stays true to its small-cap charter, so topping the return of our unmanaged market index is no small feat. An index does not incur the operating and transaction costs that all mutual funds must bear, and therefore is immune to the drag these costs place on a fund's return. We are aided in our quest for superior performance by our low costs. Vanguard Explorer Fund's expense ratio (annual expenses as a percentage of average net assets) was 0.74% in fiscal 1999, nearly 1 percentage point less than the 1.63% charged by our average peer (based on Lipper Inc. data).

--------------------------------------------------------------------------------
                                                     TOTAL RETURNS
                                            10 YEARS ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
                                            AVERAGE        FINAL VALUE OF
                                            ANNUAL         A $10,000
                                             RATE          INITIAL INVESTMENT
--------------------------------------------------------------------------------

Vanguard Explorer Fund                       12.9%             $33,534
--------------------------------------------------------------------------------
Average Small-Cap Growth Fund                16.1%             $44,666
--------------------------------------------------------------------------------
Russell 2000 Index                           11.7%             $30,114
--------------------------------------------------------------------------------
Small Company Growth Fund Stock Index*       11.5%             $29,780
--------------------------------------------------------------------------------

*Russell 2000 Index through July 1997;
Small Company Growth Fund Stock Index thereafter.


         Though the past decade was generally a good one for the equity markets, investors must be aware that stocks--particularly small-cap stocks--can be volatile. Indeed, Vanguard Explorer Fund's ten-year record includes a gain of 64.6% (fiscal 1991) as well as a decline of -22.9% (fiscal 1990). Investing in the financial markets can be rewarding, but there is no guarantee that the ride will be smooth.

IN SUMMARY

The divergences in the U.S. stock market in fiscal 1999 between returns for small and large stocks--and between first- and second-half results--are useful reminders of the market's unpredictability.

         Given  the  risk  of  wide  short-term  fluctuations  in  returns  from different segments of the financial markets, I repeat our longstanding recommendation that investors hold balanced, diversified portfolios of stock funds, bond funds, and short-term reserves in proportions suitable to their own investment time horizons, goals, and financial situa-
tions Such diversification can lessen some of the jolts you're sure to encounter on the road toward your financial goals. In short, I advise preparing an investment plan and sticking with it.

John J. Brennan

Chairman and Chief Executive Officer

November 17, 1999

================================================================================
A Note of Thanks to Our Founder
================================================================================
As you may have read on the inside cover of our report, our founder, John C. Bogle, is retiring December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

A REPORT ON YOUR FUND'S AFTER-TAX RETURNS

Beginning with this annual report, Vanguard is pleased to provide a review of the Explorer Fund's after-tax performance. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own the Explorer Fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

         The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:

         o The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.

         o The peer funds' returns are based on data from Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are based on data from Lipper Inc., which differ somewhat.)



------------------------------------------------------------------------------------------------------------
                                                    AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                                           PERIODS ENDED OCTOBER 31, 1999
------------------------------------------------------------------------------------------------------------

                                                 1 YEAR               5 YEARS            10 YEARS
                                              PRETAX   AFTER-TAX    PRETAX  AFTER-TAX    PRETAX AFTER-TAX
------------------------------------------------------------------------------------------------------------

Vanguard Explorer Fund                        25.1%    24.8%        12.9%   11.0%       12.9%  11.3%
Average Small Growth Fund*                    49.3     48.0         15.2    12.9        15.2   13.1
------------------------------------------------------------------------------------------------------------
*Based on data from Morningstar, Inc.

         As you can see, the Explorer Fund's pretax total return of 25.1% for the 12 months ended October 31, 1999, was reduced by taxes to 24.8%. In other words, for investors in the highest tax bracket, the fund's pretax return was cut by just 0.3 percentage point. In comparison, the average small growth fund earned a much higher pretax return of 49.3% and an after-tax return of 48.0%, a difference of 1.3 percentage points.

         Over the ten years ended October 31, 1999, the Explorer Fund lost less to taxes (1.6 percentage points) than the average fund in Morningstar's small-growth category (2.1 percentage points). However, Explorer's total return, both before and after taxes, was lower.

         We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.

         Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

A  NOTE  ABOUT  OUR   CALCULATIONS:   Pretax  total  returns   assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

THE MARKETS IN PERSPECTIVE
YEAR ENDED OCTOBER 31, 1999

Caution followed exuberance in the U.S. stock market during the fiscal year ended October 31, 1999. Improving economic conditions during the first half of the year set off a raucous rally from the lows of summer 1998, when fears of a global economic slump swept world markets. However, during the second half of the fiscal year, interest rates kept rising, pulling down bond prices and tempering the stock market's optimism. The notion of a global slump was replaced by worries that economic growth might be so strong as to threaten a surge in inflation.

U.S. STOCK MARKETS

A booming U.S. economy and solid increases in corporate earnings lifted the U.S. stock market, especially during the first half of the fiscal year. The nation's economic output increased by about 4% during the year. Consumer spending, which accounts for roughly two-thirds of economic activity, powered the expansion. Americans spent virtually every dollar they earned, encouraged by rising wealth from a long bull market, plentiful employment, and rising incomes. (After-tax personal income rose about 5% during the year; unemployment fell to a 30-year low of 4.1% of the workforce in October.

------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL RETURNS
                                                              PERIODS ENDED OCTOBER 31, 1999
------------------------------------------------------------------------------------------------------------
                                                    1 YEAR             3 YEARS          5 YEARS
------------------------------------------------------------------------------------------------------------
STOCKS

S&P 500 Index                                       25.7%              26.5%            26.0%
Russell 2000 Index                                  14.9                9.4             12.6
Wilshire 5000 Index                                 25.7               23.8             23.8
MSCI EAFE Index                                     23.4               12.5              9.5
------------------------------------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                          0.5%               6.2%             7.9%
Lehman 10 Year Municipal Bond Index                 -1.2                5.2              7.0
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                           4.6                5.0              5.2
------------------------------------------------------------------------------------------------------------
Other
Consumer Price Index                                 2.6%               2.0%             2.4%
------------------------------------------------------------------------------------------------------------


         From October 31, 1998, through April 30, 1999, the stock market rose 22.8%, as measured by the Wilshire 5000 Total Market Index. Investor confidence, already high due to the booming economy, was bolstered by easier monetary policy--the Federal Reserve cut short-term interest rates in November 1998 for the third time in less than two months. But by summer, the Fed reversed course, twice boosting its target for short-term interest rates to slow the economy and reduce inflationary pressures.

         Higher interest rates helped take the steam out of the stock market's rally during the second half of the fiscal year, even though estimates of corporate earnings kept rising. Higher rates tend to hurt stocks because many investors use current interest rates to discount the value of a stock's projected earnings and dividends. The higher the rate, the more future earnings are discounted, and the less investors will pay for the stock now. After a second-half gain of 2.3%, the Wilshire 5000 Index recorded a 25.7% return for the full fiscal year.

         Big stocks  outperformed small stocks in fiscal 1999, and growth stocks
outpaced   value   stocks.   The  S&P  500   Index,   which  is   dominated   by
large-capitalization  stocks,  gained

25.7%, while the small-cap Russell 2000 Index was up 14.9%. Growth stocks--whose high prices in relation to earnings, book value, and dividends indicate high expectations for future growth--lost none of their appeal, despite soaring valuations for many. Both large- and small-cap growth issues gained roughly 30%, while value stocks within the S&P 500 Index were up 19.0%, and the Russell 2000's value stocks had a scant 0.7% return.

         The growth/value gap was due partly to the incredible performance of technology stocks, most of which are classified as growth issues. Within the S&P 500 Index, tech stocks gained 67% during the fiscal year. Advances of about 30% were recorded by retailers and other consumer-discretionary stocks and by the utilities sector, where gains were concentrated in telecommunications stocks. The only sector with a loss was consumer staples (-8%), where food and beverage company stocks suffered from falling profits.

Other laggards were the auto & transportation sector (+6%) and health-care stocks (+9%).

U.S. BOND MARKETS

Rapid economic growth was a help to the stock market but a hindrance to bonds. Investors worried that, with unemployment so low, growth above the 2.5% to 3% range would cause wages and prices to accelerate. Indeed, inflation did rise a bit, although the Consumer Price Index was up a relatively modest 2.6% during the 12-month period.

         As mentioned, the Fed sought to combat inflationary pressures by increasing short-term interest rates by a quarter-point on June 30 and again on August 24. The bond market was already pushing up rates well before the Fed acted. Yields of long-term U.S. Treasury bonds began rising significantly in February. By fiscal year-end, the 30-year Treasury bond's yield was 6.16%, up precisely 1 percentage point for the year. The 10-year Treasury's yield rose
1.41 percentage points, from 4.61% to 6.02%. Short-term interest rates didn't rise as far, and 3-month Treasury bill yields were up 0.77 point to 5.09% at fiscal year-end.

         Rising interest rates mean lower prices for existing bonds, of course. Price declines were higher for longer-term bonds, which are most sensitive to changing rates. For the taxable bond market as a whole, as measured by the Lehman Aggregate Bond Index, prices fell -5.7%, resulting in a total return of just 0.5% for the fiscal year. High-yield (junk) bonds and mortgage-backed securities posted higher returns than Treasuries.

INTERNATIONAL STOCK MARKETS

International markets soared in local currencies during the 12 months ended October 31, with European stocks gaining 22.7% and Pacific-region stocks advancing 37.8%. The U.S. dollar rose in value against most European currencies but fell against the Japanese yen. For U.S. investors, the upshot of these currency fluctuations was to trim returns from Europe to 12.7% in dollar terms and to boost returns from the Pacific to 50.5%.

         In the major developed  international  markets,  U.S.  investors earned
23.4%,  as  measured  by  the  Morgan  Stanley  Capital   International  Europe,
Australasia, Far East (EAFE) Index. The bull markets in most nations stemmed from a renewed appetite for risk on the part of investors encouraged by clear signs of expanding business activity and generally easier monetary policy. Japan and the rest of Asia, which were hit hardest by currency and economic crises in 1997 and 1998, saw the biggest gains. In Japan, massive government spending programs appeared to be working--at least in the short run--to lift that nation out of a recession.

         Emerging markets, as measured by the Select Emerging Markets Free Index, gained 34.1% for U.S. investors, as local returns of better than 70% were cut nearly in half by weaker currencies in Latin America and eastern Europe.

REPORT FROM THE ADVISERS

During the fiscal year ended October 31, 1999, Vanguard Explorer Fund recorded a total return of 25.1%. This result was better than the returns for our unmanaged index benchmarks--the Russell 2000 Index of small-capitalization stocks, which gained 14.9%, and the Small Company Growth Fund Stock Index, which had a 16.6% return. However, we lagged well behind the 46.3% return of the average small-cap growth fund.

         Although large-capitalization stocks in general continued to outperform small-cap issues during the fiscal year ended October 31, the disparity was not wide among large and small growth stocks. The growth component of the large-cap Standard & Poor's 500 Index had a return of 31.6%, not far ahead of the 29.3% return for the growth stocks in the Russell 2000 Index.

         The gains among small-cap growth stocks were concentrated, to a remarkable degree, in the technology and biotechnology groups. The technology companies within the Russell 2000 Index were up 70%, with particularly powerful increases for stocks related to the burgeoning Internet phenomenon. While the biotechnology companies soared, other health-care stocks generally struggled, and the broad health-care group gained less than 6%.

         The economic and financial environment remained friendly to small-cap stocks. Companies have had little trouble raising capital to finance their growth (initial public offerings of stock have been abundant), inflation is still relatively tame, and interest rates, though up from a year ago, are still at reasonable levels by past standards. All of these factors are changeable, and therefore bear watching, but there is no shortage of interesting investment ideas.

         Explorer Fund's biggest percentage gains came from the utilities sector, where we had a small stake in fast-growing telecommunications-related companies that returned an astounding 167%. Our technology holdings, which accounted for about 17% of assets during the year, gained nearly 79%. Our biggest sector weighting, the consumer-discretionary group, was up 21% for the year. Financial-services stocks generally lagged the market, although our holdings in this group--a significant sector for the fund--gained about 12% for the year versus a 3% return for the financial stocks in the index. Our selections in the materials & processing group had a tough year, declining about -9%. In relation to the Russell 2000 Index, we had subpar selections in health care (our holdings gained 1%, versus 6% for the index) and producer-durables companies (13% versus 21%).

CHANGES IN THE FUND'S HOLDINGS

During fiscal 1999, Explorer Fund had four significant changes in the sector weightings of its holdings. Our allocations to the financial-services and health-care groups fell by 5.4 and 5.3 percentage points, respectively, while our commitments to the technology and consumer-discretionary groups rose by 8.3 and 5.6 points, respectively.

The decreases in our financial and health-care weightings reflected both the lagging performance of

================================================================================
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by selecting a diversified group of small-company stocks with prospects for above-average growth.
================================================================================
these sectors and sales of some positions. However, within the health-care group we added a number of biotechnology stocks because of their important role in developing new drugs. In the emerging field of genomics, where companies are making important discoveries related to the human genome, our holdings include PE-Celera Genomics, Gene Logic, and Genset.

         The technology sector's growth within the fund was due both to the sector's powerful performance and to the addition of a number of names. We've done well with some companies that are benefiting from the huge growth of Internet activity. Our biggest gainer was RealNetworks, which provides streaming media content over the 'Net. A number of our tech holdings are companies that supply infrastructure to facilitate e-commerce or that otherwise derive their revenue from serving Internet-based companies. These "derivative" plays seem to us to have more reasonable valuations than pure Internet stocks. Examples include Advanced Fibre Communications, PairGain Technologies, and such new names as Bluestone Software, Proxicom, Silknet, Terayon, RSA Security, and WatchGuard.

         Another powerful boost for the fund during the year came from stocks positioned to benefit from deregulation in the telephone and cable-television industries. EchoStar Communications, the satellite broadcaster, was a prime example, appreciating more than 800%. In the same vein, Pegasus Communications, which markets another satellite TV service, and LodgeNet Entertainment, which provides cable service to hotels, were strong contributors to the fund.

         In the consumer-discretionary category, a diverse group that includes retailing, entertainment, and publishing stocks, our increased weighting was due to new or augmented positions in a bevy of attractive stocks. Among this group were Pacific Sunwear, Zale, Ames Department Stores, and NCO Group.

LOOKING FORWARD

In our letter a year ago, we wrote of "signs that the market is beginning to recognize the compelling values in many small-cap stocks." The market certainly did notice a fairly narrow group of "haves" (primarily technology and biotechnology stocks). But a larger group of "have nots" did not attract much interest. The question now is whether the market's focus in the small-cap arena will remain narrow or broaden to other sectors. A broadening would seem to be in order--more than two-thirds of our companies are reporting higher earnings. And some beaten-down sectors, notably companies providing health-care services, seem to offer compelling values.

         However, to a remarkable degree, the small-cap segment of the market has been rewarding not profits but, rather, revenue growth and even the mere prospect of growth. Through the first ten months of calendar 1999, stocks of companies that had reported losses were outperforming by a wide margin (41% versus 8%) those stocks with positive earnings. A significant element in this odd situation is the market's warm embrace of speculative Internet stocks.

GRANAHAN INVESTMENT MANAGEMENT, INC.
WELLINGTON MANAGEMENT COMPANY, LLP
CHARTWELL INVESTMENT PARTNERS
VANGUARD CORE MANAGEMENT GROUP

November 15, 1999

FUND PROFILE
EXPLORER FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
                                         EXPLORER         RUSSELL 2000
--------------------------------------------------------------------------------
Number of Stocks                              589                1,919
Median Market Cap                           $1.0B                $0.7B
Price/Earnings Ratio                        19.9x                16.9x
Price/Book Ratio                             3.1x                 2.3x
Yield                                        0.4%                 1.4%
Return on Equity                            15.4%                13.7%
Earnings Growth Rate                        21.9%                14.0%
Foreign Holdings                             0.8%                 0.0%
Turnover Rate                                 79%                   --
Expense Ratio                               0.74%                   --
Cash Reserves                                4.9%                   --


INVESTMENT FOCUS
--------------------------------------------------------------------------------
[grid]
STYLE            GROWTH
MARKET CAP       SMALL


VOLATILITY MEASURES
--------------------------------------------------------------------------------
                                         Explorer              S&P 500
--------------------------------------------------------------------------------

R-Squared                                    0.62                 1.00
Beta                                         0.98                 1.00


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Mettler-Toledo International Inc.            1.3%
Pacific Sunwear of California                1.3
Investment Technology Group, Inc.            1.2
EchoStar Communications Corp.                1.1
Zale Corp.                                   1.0
CSG Systems International, Inc.              1.0
Rational Software Corp.                      0.9
RealNetworks, Inc.                           0.9
Ames Department Stores, Inc.                 0.9
Tidewater Inc.                               0.8
--------------------------------------------------------------------------------
Top Ten                                     10.4%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                                 October 31, 1998      October 31, 1999
                              --------------------------------------------------
                                    Explorer          Explorer     Russell 2000

Auto & Transportation                5.9%               7.3%          3.6%
Consumer Discretionary              23.4               29.0          17.3
Consumer Staples                     0.3                0.1           2.6
Financial Services                  16.9               11.5          21.4
Health Care                         20.0               14.7           9.0
Integrated Oils                      0.1                0.0           0.1
Other Energy                         1.9                1.7           3.1
Materials & Processing               4.4                2.8           9.2
Producer Durables                    7.5                7.6           8.2
Technology                          13.6               21.9          18.0
Utilities                            5.1                2.4           6.5
Other                                0.9                1.0           1.0
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.


R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
EXPLORER FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: OCTOBER 31, 1979-OCTOBER 31, 1999
--------------------------------------------------------------------------------
              EXPLORER FUND                               RUSSELL 2000

Fiscal   Capital           Income           Total             Total
Year     Return            Return           Return            Return
--------------------------------------------------------------------------------
1980     60.7%             2.3%             63.0%             55.3%
1981      8.5              1.1               9.6               4.1
1982     20.5              2.2              22.7              14.8
1983     35.2              1.0              36.2              38.3
1984    -15.3              1.4             -13.9              -3.2
1985      5.4              1.4               6.8              15.8
1986      1.0              1.0               2.0              22.2
1987    -11.5              0.1             -11.4             -13.6
1988     28.2              0.5              28.7              27.1
1989      9.8              1.2              11.0              15.6
1990    -23.9%             1.0%            -22.9%            -27.3%
1991     62.5              2.1              64.6              58.6
1992     12.2              0.8              13.0               9.5
1993     21.9              0.4              22.3              32.4
1994      4.2              0.3               4.5              -0.3
1995     17.0              0.5              17.5              18.3
1996     17.4              0.6              18.0              16.6
1997     18.4              0.5              18.9              29.3
1998    -11.6              0.4             -11.2             -11.8
1999     24.7              0.4              25.1              14.9
--------------------------------------------------------------------------------
See Financial Highlights table on page 22 for dividend and capital gains information for the past five years.



         CUMULATIVE PERFORMANCE: OCTOBER 31, 1989-OCTOBER 31, 1999
         -----------------------------------------------------------------------
         198910               10000              10000                  10000
         199001                9146               9122                   9221
         199004                9497               9808                   9558
         199007               10250              10593                   9812
         199010                7708               8107                   7271
         199101                9673              10338                   8866
         199104               11330              11796                  10524
         199107               11776              12492                  10751
         199110               12691              13450                  11532
         199201               14676              15329                  12842
         199204               13434              13936                  12321
         199207               13323              13715                  12312
         199210               14335              14224                  12625
         199301               15817              16444                  14541
         199304               14947              15603                  14263
         199307               15885              16776                  15194
         199310               17528              18235                  16717
         199401               18390              19588                  17248
         199404               17526              18257                  16377
         199407               16873              17315                  15904
         199410               18315              18716                  16665
         199501               18003              18991                  16212
         199504               19204              20446                  17559
         199507               21340              24498                  19869
         199510               21513              23985                  19719
         199601               22714              26059                  21067
         199604               25841              30554                  23351
         199607               23603              27725                  21242
         199610               25379              29794                  22993
         199701               26352              32683                  25059
         199704               23857              27028                  23363
         199707               28939              35238                  28334
         199710               30184              36247                  29737
         199801               29077              35987                  29588
         199804               32740              40245                  33269
         199807               28607              35689                  28990
         199810               26797              30535                  26216
         199901               31096              38830                  29686
         199904               30916              37532                  30190
         199907               33888              42295                  31138
         199910               33534              44666                  30114







                             AVERAGE ANNUAL TOTAL RETURNS
                            PERIODS ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
                           1 Year      5 Years    10 Years     Final Value of a
                                                              $10,000 Investment
--------------------------------------------------------------------------------
 Explorer Fund             25.14%      12.86%     12.86%           $33,534
 Average Small-Cap
 Growth Fund*              46.28       19.00      16.14             44,666
 Russell 2000 Index        14.87       12.56      11.65             30,114
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
--------------------------------------------------------------------------------
                                                        10 YEARS
                                                --------------------------------
            Inception
              Date           1 Year     5 Years    Capital      Income    Total
--------------------------------------------------------------------------------
Explorer    12/11/1967       30.21%     12.33%     11.50%       0.66%     12.16%
Fund
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
OCTOBER 31, 1999

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------

                                                                        MARKET
                                                                        VALUE*
EXPLORER FUND                                         SHARES             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (90.5%)+
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (6.6%)

         Tidewater Inc.                              700,000        $   21,000
o        M.S. Carriers, Inc.                         726,200            20,515
         Polaris Industries, Inc.                    465,600            16,267
         Air Express International Corp.             550,000            14,644

o        Heartland Express, Inc.                   1,020,733            13,844
         Wabash National Corp.                       791,900            12,571
         C.H. Robinson Worldwide, Inc.               293,500             9,924

o        Swift Transportation Co., Inc      .        507,600             8,851
o        Covenant Transport, Inc.                    545,000             8,379

         Werner Enterprises, Inc.                    500,000             7,969
         Oshkosh Truck Corp.                         245,000             7,365
o        Atlas Air, Inc.                             200,000             5,400
o        Mesaba Holdings, Inc.                       425,800             4,897
o        Forward Air Corp.                           138,200             4,068
         Skywest, Inc.                                50,600             1,256
o        Landstar System                              25,800             1,045
o        Tower Automotive, Inc.                       57,500               938
o        Monaco Coach Corp.                           38,100               895
         Airborne Freight Corp.                       38,500               828
o        Stoneridge,Inc.                              49,700               770
         Borg-Warner Automotive, Inc.                 17,000               671
         Meritor Automotive, Inc.                     38,600               654
o        Mesa Air Group Inc.                          86,300               485
o        Halter Marine Group, Inc.                    60,100               327
         Petroleum Helicopters, Inc.                  29,200               285
         Pittston BAX Group                           33,600               248
o        Old Dominion Freight Line, Inc.              19,200               241
         Wynn's International Inc.                    12,800               199
o        BE Avionics Inc.                             13,700               138
o        AirTran Holdings, Inc.                       27,200               124
o        National R. V. Holdings, Inc.                 4,100                84
                                                            --------------------
                                                                       164,882
                                                            --------------------
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (26.3%)
   ADVERTISING AGENCIE (0.2%)

o        Catalina Marketing Corp.                     14,000             1,311
o        Valassis Communications, Inc.                30,300             1,303
o        ADVO, Inc.                                   36,600               647
o        Snyder Communications, Inc.                  26,500               338

CABLE TELEVISION SERVICES (2.1%)

o        EchoStar Communications Corp.               460,000            28,462
o        Insight Communications Co., Inc.            600,000            14,175
o        PrimaCom AG                                 330,000             8,745

CASINOS & GAMBLING (1.0%)

         Dover Downs Entertainment, Inc.             805,700            12,790
o        Hollywood Park, Inc.                        570,000             9,868
o        MGM Grand, Inc.                              46,871             2,390
o        Scientific Games Holdings Corp.              46,400               806

COMMERCIAL INFORMATION SERVICES (0.1%)

o        QRS Corp.                                    15,100               840
o        Bell & Howell Co.                            29,200               821

CONSUMER ELECTRONICS (0.5%)

o        Activision, Inc.                            496,300             7,010
o        Proxicom, Inc.                               48,500             3,722
         Harman International Industries, Inc.        25,300             1,034
o        Acclaim Entertainment Inc.                  115,152               820

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
EXPLORER FUND                                         SHARES             (000)
--------------------------------------------------------------------------------
o        MindSpring Enterprises, Inc.                 21,000               539
o        CNET, Inc.                                    5,200               245

CONSUMER PRODUCTS (0.8%)

         Tupperware Corp.                            540,900            10,717
o        The Topps Co., Inc.                         574,900             5,641
o        The Yankee Candle Company, Inc.             102,000             1,556
o        Blyth Industries, Inc.                       43,900             1,100
o        Sunglass Hut International, Inc.             76,700               925
         Block Drug Co. Class A                       13,000               453
         Matthews International Corp.                    700                18

COSMETICS

o        Nu Skin Enterprises, Inc.                    40,500               448

EDUCATION--SERVICES (0.4%)

o        Learning Tree International, Inc.           400,000             7,350
o        Sylvan Learning Systems, Inc.                69,500               899
o        Education Management Corp.                   50,600               481
o        Computer Learning Centers, Inc.              51,920               159

ELECTRICAL--HOUSEHOLD APPLIANCES (0.3%)

o        Gemstar International Group Ltd.             81,200             7,054

ENTERTAINMENT (1.4%)

O(1)     LodgeNet Entertainment Corp.                700,000            12,862
o        On Command Corp.                            450,000             7,734
o        AMC Entertainment, Inc.                     500,000             6,187
o        SFX Entertainment, Inc.                     143,900             5,028
o        Speedway Motorsports, Inc.                   40,500             1,767
         International Speedway Corp.                 21,598             1,115
         Gaylord Entertainment Co. Class A                66                 2

FUNERAL PARLORS & CEMETERY

         Stewart Enterprises, Inc. Class A            36,400               173

HOTEL/MOTEL (0.5%)

         The Marcus Corp.                            731,800            10,291
o        Choice Hotel International, Inc.             86,300             1,294
o        American Skiing Co.                          73,000               342

HOUSEHOLD FURNISHINGS (1.0%)

         Oneida Ltd.                                 648,700            15,366
o        Furniture Brands International Inc.         350,000             6,781
         Ethan Allen Interiors, Inc.                  31,050             1,104
o        Mohawk Industries, Inc.                      30,400               697
o        Department 56 Inc.                           32,900               625
         Westpoint Stevens, Inc.                      31,900               604
o        Ladd Furniture Inc.                          10,600               212

JEWELRY--WATCHES & GEMS (0.5%)

(1)      Movado Group, Inc.                          539,000            11,858
         Tiffany & Co.                                15,400               916

LEISURE TIME (0.6%)

o        Premier Parks Inc.                          206,900             5,987
o        Action Performance Cos., Inc.               253,000             5,147
o        Vail Resorts Inc.                            56,900             1,266
o        Bally Total Fitness Holding Corp.            35,200               847
o        Musicland Stores Corp.                       97,800               764
--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                      SHARES             (000)
--------------------------------------------------------------------------------
MISCELLANEOUS BUSINESS & CONSUMER DISCRETIONARY (0.3%)
         E.W. Scripps Co. Class A                    170,000             7,852

PRINTING & COPYING SERVICES

o        Mail-Well, Inc.                              39,500               528

PUBLISHING--MISCELLANEOUS (0.4%)

o        Playboy Enterprises, Inc. Class B           330,000             8,456
         Meredith Corp.                               26,900               960
o        Consolidated Graphics, Inc.                  18,600                372

PUBLISHING--NEWSPAPERS (0.3%)

         Central Newspapers, Inc.                    165,000             7,085

RADIO & TELEVISION BROADCASTING (1.3%)

o        Pegasus Communications Corp. Class A        422,830            18,710
o        Emmis Communications, Inc.                   78,300             5,647
o        Salem Communications Corp.                  142,100             3,535

o        Spanish Broadcasting System, Inc.            65,460             1,743
o        Westwood One, Inc.                           30,250             1,395
o        King World Productions, Inc.                 28,100             1,089
o        World Wrestling Federation                   11,300               273
         Entertainment, Inc.

RENT/LEASE SERVICES--CONSUMER (0.4%)

O        RENT-A-CENTER, INC.                         476,675             8,729
o        Dollar Thrifty Automotive Group, Inc.        47,500               802

RESTAURANTS (1.4%)

o        CEC Entertainment Inc.                      397,550            12,746
o        Papa John's International, Inc.             153,500             5,737
o        NPC International Class A                   416,500             4,998
o        Outback Steakhouse                          174,750             4,019
o        Mortons Restaurant Group                    121,900             2,118
o        Brinker International, Inc.                  40,700               949
o        The Cheesecake Factory                       30,200               925
         Darden Restaurants Inc.                      45,200               862
o        Taco Cabana                                  95,100               826
o        Jack in the Box Inc.                         33,300               801
o        Landry's Seafood Restaurants, Inc.          100,300               752
o        Lone Star Steakhouse & Saloon, Inc.          91,900               735
         CKE Restaurants Inc.                         41,919               283
o        Rainforest Cafe, Inc.                        33,150               149

RETAIL (8.9%)

o        Pacific Sunwear of California             1,035,200            31,250
o        Zale Corp.                                  613,100            25,674
o        Ames Department Stores, Inc.                694,250            21,999
o        BJ's Wholesale Club, Inc.                   533,000            16,423
o        Urban Outfitters, Inc.                      725,000            15,950
o        ShopKo Stores, Inc.                         629,000            15,764
o        Lands' End, Inc.                            200,000            15,387
o        MP3.com, Inc.                               300,000            14,550
o        The Dress Barn, Inc.                        684,100            12,164
         Russ Berrie and Co., Inc.                   543,000            10,453
o        PETCO Animal Supplies, Inc.                 715,000             8,267

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                      SHARES             (000)
--------------------------------------------------------------------------------
o        Linens `n Things, Inc.                      175,600             6,980
o        Tweeter Home Entertainment Group, Inc.      123,100             5,263
o        School Specialty, Inc.                      325,800             4,826
o        The Children's Place Retail Stores, Inc.    105,800             2,757
o        Trans World Entertainment Corp.             164,095             1,702
         Intimate Brands, Inc.                        29,000             1,189
o        PETsMART, Inc.                              282,700             1,095
o        O'Reilly Automotive, Inc.                    22,200               968
         Jostens Inc.                                 45,700               965
o        Genesco, Inc.                                70,600               935
o        USA Networks, Inc.                           20,700               933
o        Footstar Inc.                                26,500               927
         Ross Stores, Inc.                            42,600               879
o        Finlay Enterprises, Inc.                     43,700               524
         Fred's, Inc.                                 41,125               493
o        Micro Warehouse Inc.                         36,600               444
         Pier 1 Imports Inc.                          73,050               434
o        Spiegel, Inc. Class A                        27,800               403
o        Piercing Pagoda, Inc.                        48,150               397
         Blair Corp.                                  24,900               367
o        Discount Auto Parts Inc.                     23,600               336
         Hancock Fabrics, Inc.                        39,700               164
o        Jo-Ann Stores, Inc. Class A                   5,400                75

SERVICES--COMMERCIAL (3.3%)

o        NCO Group, Inc.                             430,300            18,234
o        Latitude Communications, Inc.               285,000             9,120
O(1)     TETRA Technologies, Inc.                  1,000,000             8,313
         Manpower Inc.                               200,000             7,025
o        Heidrick & Struggles International, Inc.    266,600             6,132
o        Safety-Kleen Corp.                          500,000             5,719
         Pennzoil-Quaker State Co.                   441,400             5,214
o        The Corporate Executive Board Co.           117,600             4,439
o        Diamond Technology Partners Inc.             53,600             3,464
         Penton Media, Inc. Class A                  168,200             3,112
o        MDC Communications Corp.                    212,500             2,178
o        Dendrite International, Inc.                 53,500             1,679
o        Copart, Inc.                                 45,300             1,042
o        MAXIMUS, Inc.                                41,800               969
o        Interim Services, Inc.                       52,000               855
o        Modis Professional Services Inc.             70,700               791
o        ACNielson Corp.                              34,900               768
o        Metro One Telecommunications, Inc.           32,800               508
o        Labor Ready, Inc.                            49,350               503
o        Wackenhut Corrections Corp.                  37,700               483
o        Startek, Inc.                                 9,400               427
         Pittston Brink's Group                       22,000               422
o        Meta Group, Inc.                             25,900               372
         Circle.com                                    6,625                96
o        The IT Group, Inc.                            6,000                59
o        Media Metrix, Inc.                              680                32

SHOES (0.2%)

o        Finish Line, Inc.                           268,900             1,857
o        Timberland Co.                               25,600             1,264
o        Kenneth Cole Productions, Inc.               25,400               994
         K-Swiss, Inc.                                 9,600               124
--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                      SHARES             (000)
--------------------------------------------------------------------------------
TOYS (0.3%)

o        JAKKS Pacific, Inc.                         200,000             8,200

VENDING & FOOD SERVICE

o        Coinmach Laundry Corp.                       43,500               511

WHOLESALERS (0.1%)

o        United Stationers, Inc.                      45,700             1,165
o        Daisytek International Corp.                 45,500               756
                                                            --------------------
                                                                       652,476
                                                            --------------------
CONSUMER STAPLES (0.1%)

o        Ralcorp Holdings, Inc.                       51,700             1,008
         Universal Corp.                              33,200               780
         SuperValu Inc.                               23,893               502
o        Ben & Jerry's Homemade, Inc. Class A         29,500               498
         Pilgrim's Pride Corp.                        10,500                95
                                                            --------------------
                                                                         2,883
                                                            --------------------

FINANCIAL SERVICES (10.4%)

         Investment Technology Group, Inc.         1,163,921            30,698
         Sun Communities, Inc. REIT                  605,000            19,284
o        The Profit Recovery Group
           International, Inc.                       436,500            17,978
         Manufactured Home Communities, Inc. REIT    699,250            16,301
         Heller Financial, Inc.                      645,828            15,338
         Annuity and Life Re (Holdings), Ltd.        576,500            13,548
o        Concord EFS, Inc.                           499,175            13,509
o        BISYS Group, Inc.                           254,400            12,974
         Regency Realty Corp. REIT                   600,000            11,888
         City National Corp.                         274,700            10,645
o        Affiliated Computer Services, Inc. Class A  260,000             9,880
         Cullen/Frost Bankers, Inc.                  300,000             8,663
         Federal Realty Investment Trust REIT        400,000             7,275
         Raymond James Financial, Inc.               350,000             7,088
         Jefferies Group, Inc.                       325,000             6,927
         First Washington Realty Trust, Inc. REIT    300,000             6,131
         Fidelity National Financial, Inc.           317,810             4,986
o        Security First Technologies Corp.           111,600             4,485
         Saul Centers, Inc. REIT                     262,000             3,717
o        Labranche & Co. Inc.                        261,600             3,499
o        CheckFree Holdings Corp.                     90,000             3,364
o        Pinnacle Holdings Inc. REIT                 124,800             2,995
         Webster Financial Corp.                      47,800             1,368
o        Silicon Valley Bancshares                    36,000             1,178
         The PMI Group Inc.                           22,400             1,162
o        XTRA Corp.                                   25,100             1,043
         Hudson United Bancorp                        32,463             1,021
         Washington Federal Inc.                      44,560             1,017
         Investors Financial Services Corp.           26,600               984
o        Cort Business Services Corp.                 48,300               981
         Chicago Title Corp.                          21,000               925
o        First Federal Financial Corp.                57,500               920
         Legg Mason Inc.                              25,200               917
         Reinsurance Group of America, Inc.           27,400               911
o        PEC Israel Economic Corp.                    25,000               903

--------------------------------------------------------------------------------
EXPLORER FUND                                                           MARKET
                                                                         ALUE*
                                                      SHARES             (000)
--------------------------------------------------------------------------------

o        Golden State Bancorp Inc.                    42,600               889
         AmerUs Life Holdings, Inc.                   35,890               866
         McGrath Rent Corp.                           49,000               833
         Nationwide Financial Services, Inc.          21,600               818
         Hartford Life, Inc.                          14,200               742
         Commonwealth Bancorp                         41,800               705
         FINOVA Group, Inc.                           15,900               701
         Phoenix Investment Partners Ltd.             81,100               684
o        Data Transmission Network Corp.              27,800               683
         WestAmerica Bancorporation                   19,700               678
         Jack Henry & Associates                      17,900               651
         Corus Bankshares Inc.                        23,500               645
         Philadelphia Consolidated Holding Corp.      44,300               642
         MeriStar Hospitality Corp. REIT              39,100               628
o        ITLA Capital Corp.                           41,400               626
         Stifel Financial Corp.                       46,798               509
o        Billing Concepts Corp.                       83,100               415
o        Columbia Banking System, Inc.                30,187               396
o        Imperial Credit                              73,400               395
o        Farm Family Holdings, Inc.                   10,100               393
         BSB Bancorp, Inc.                            15,000               331
         MMI Cos., Inc.                               39,300               322
o        Acceptance Insurance Cos. Inc.               18,400               266
         Sovereign Bancorp, Inc.                      30,000               264
         Trenwick Group Inc.                           8,000               163
o        National Equipment Services, Inc.            12,500               132
o        Local Financial Corp.                        14,000               129
o        Arcadia Financial Ltd.                       27,400               110
o        AmeriTrade Holding Corp.                      6,000                97
         Community First Bankshares                    3,400                65
         Franklin Bank N.A.                            5,620                46
         Haven Bancorp, Inc.                           2,800                45
         InterWest Bancorp Inc.                        2,000                37
                                                            --------------------
                                                                       259,409
                                                            --------------------

HEALTH CARE (13.3%)

o        QLT PhotoTherapeutics Inc.                  481,000            20,382
o        Genzyme Corp.                               459,500            17,576
o        Vertex Pharmaceuticals, Inc.                600,500            17,189
o        Human Genome Sciences, Inc.                 195,000            17,038
o        Forest Laboratories, Inc.                   355,000            16,286
         DENTSPLY International Inc.                 697,900            16,183
o        Caremark Rx, Inc.                         3,000,000            14,625
o        Patterson Dental Co.                        321,375            14,482

         Arrow International, Inc.                   481,200            13,053
o        PE Corp.-Celera Genomics Group              325,000            12,716
o        IDX Systems Corp.                           635,000            11,589
o        Biogen, Inc.                                129,000             9,562
O       (1)Matria Healthcare, Inc.                 2,025,000             8,163
o        United Payors & United Providers, Inc.      450,000             7,566
         Varian Medical Systems, Inc.                344,000             7,246
o        I-STAT Corp.                                500,000             7,062
o        Foundation Health Systems
           Class A                                   957,700             6,345
o        BioChem Pharma Inc.                         300,000             6,169
o        Protein Design Labs, Inc.                   150,000             6,009
o        Gene Logic Inc.                             815,000             5,247
o        Acuson Corp.                                500,000             5,187
--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                      SHARES             (000)
--------------------------------------------------------------------------------
o        Genset ADR                                  600,000             5,175
o        MedQuist, Inc.                              151,465             4,847
o        Manor Care, Inc.                            300,000             4,725
o        Gilead Sciences, Inc.                        73,700             4,657
o        Coventry Health Care Inc.                   800,000             4,600
o        Beverly Enterprises, Inc.                 1,133,900             4,465
o        PathoGenesis Corp.                          293,000             4,395
o        Province Healthcare Co.                     221,400             3,570
o        Cell Genesys, Inc.                          388,500             3,302
o        Cephalon, Inc.                              195,000             3,169
o        United Therapeutics Corp.                    98,500             2,967
o        Invitrogen Corp.                            117,300             2,932
o        Triangle Pharmaceuticals, Inc.              175,000             2,844
o        Eclipse Surgical Technologies, Inc.         300,000             2,794
O        (1)American Healthcorp Inc.                 478,700             2,693
o        Eclipsys Corp              .                168,305             2,672
o        Abgenix, Inc.                                55,500             2,463
o        The Liposome Co., Inc.                      295,000             2,323
o        Lincare Holdings, Inc.                       55,900             1,572
o        LeukoSite, Inc.                              55,000             1,530
o        Trigon Healthcare, Inc.                      48,600             1,379
o        Universal Health Services Class B            46,300             1,360
o        IDEC Pharmaceuticals Corp.                   10,300             1,197
         Alpharma, Inc. Class A                       30,400             1,070
o        KeraVision, Inc.                            100,000             1,050
o        Apria Healthcare                             65,000             1,028
o        Roberts Pharmaceuticals                      31,300             1,009
o        Quest Diagnostics, Inc.                      35,900             1,005
         Jones Pharma, Inc.                           29,750               922
         Cooper Cos., Inc.                            33,900               847
         Minntech Corp.                               80,600               836
o        Sola International Inc.                      59,400               832
o        Medicis Pharmaceutical Corp.                 27,000               824
o        King Pharmaceuticals, Inc.                   26,200               793
o        Priority Healthcare Corp. Class B            38,500               772
o        Rehabcare Corp.                              39,300               766
o        Renal Care Group, Inc.                       38,700               721
o        Chirex, Inc.                                 25,400               718
o        Magellan Health Services, Inc.              109,600               664
o        STERIS Corp.                                 48,700               648
         Mallinckrodt, Inc.                           16,100               546
o        Henry Schein, Inc.                           40,700               529
o        Mid Atlantic Medical Services, Inc.          92,400               502
o        Laser Vision Centers, Inc.                   54,000               464
o        Pediatrix Medical Group, Inc.                47,800               424
o        American Retirement Corp.                    76,200               376
o        Res-Care, Inc.                               16,000               233
o        IDEXX Laboratories Corp.                     14,100               213
o        AmeriPath, Inc.                              28,600               212
o        Trex Medical Corp.                           61,600               185
o        Pharmaceutical Product Development, Inc.     14,400               145
o        PhyCor, Inc.                                 35,900                90
o        Bio-Rad Laboratories, Inc. Class A            1,900                46
o        Sunquest Information Systems, Inc.            3,000                40
o        ResMed Inc.                                     900                31
o        Assisted Living Concepts Inc.                 3,500                 4
                                                            --------------------
                                                                       329,851
                                                            --------------------

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                      SHARES             (000)
--------------------------------------------------------------------------------
INTEGRATED OILS

o        Tesoro Petroleum Corp.                       65,000               788
                                                            --------------------
OTHER ENERGY (1.6%)

         St. Mary Land & Exploration Co.             415,000            10,583
o        Chieftain International, Inc.               349,900             6,692
o        Noble Drilling Corp.                        300,000             6,656
o        Weatherford International, Inc.             109,000             3,692
o        Varco International, Inc.                   225,600             2,383
o        Spinnaker Exploration Co.                   100,840             1,487
o        Basin Exploration Inc.                       85,100             1,399
o        UTI Energy Corp.                             60,050             1,152
o        Marine Drilling Co., Inc.                    60,900               986
o        Pride International Inc.                     68,600               943
o        Evergreen Resources, Inc.                    39,400               852
o        Veritas DGC Inc.                             47,500               668
o        Seitel, Inc.                                 57,400               456
         Helmerich & Payne, Inc.                      17,000               405
o        SEACOR SMIT Inc.                              8,500               389
         Vintage Petroleum, Inc.                      25,000               272
o        Santa Fe Snyder Corp.                        22,110               191
o        Eagle Geophysical, Inc.                       3,222                 1
                                                            --------------------
                                                                        39,207
                                                            --------------------

MATERIALS & PROCESSING (2.6%)

o        Cytec Industries, Inc.                      409,500            10,570
         Cambrex Corp.                               325,000             9,831
         Nagase & Co., Ltd.                        1,718,000             7,425
o        Freeport-McMoRan Copper &
          Gold Inc. Class B                          425,000             7,092
o        Fairfield Communities, Inc.                 501,500             6,143
         Wellman, Inc.                               400,000             6,025
         Valmont Industries, Inc.                    321,100             5,579
         OM Group, Inc.                               32,600             1,223
         Optical Coating Laboratory, Inc.             10,000             1,069
         Corn Products International, Inc.            28,900               941
         AK Steel Corp.                               52,304               906
o        Sunterra Corp.                               84,700               847
o        U.S. Can Corp.                               43,100               840
         Spartech Corp.                               26,000               744
         Commonwealth Industries Inc.                 65,900               659
         Lilly Industries Inc. Class A                45,500               611
         Owens Corning                                25,600               525
o        Shorewood Packaging Corp.                    36,400               462
o        Catellus Development Corp.                   36,400               428
         BMC Industries, Inc.                         69,700               405
         Universal Forest Products, Inc.              20,900               303
o        Stillwater Mining Co.                        13,800               278
         Chesapeake Corp. of Virginia                  7,700               231
         Ferro Corp.                                   9,500               194
         USEC Inc.                                    13,400               121
         Northland Cranberries, Inc.                  15,700                82
         Ethyl Corp.                                  11,600                48
o        American Pad & Paper Co.                    107,600                40
o        Nortek, Inc.                                    800                25
                                                            --------------------
                                                                        63,734
                                                            --------------------

PRODUCER DURABLES (6.9%)

o        Mettler-Toledo International Inc.         1,104,410            32,925
o        American Power Conversion Corp.             791,000            17,748
--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                      SHARES             (000)
--------------------------------------------------------------------------------
o        Plantronics, Inc.                           233,400            13,668
o        Palm Harbor Homes, Inc.                     683,108            11,527
o        American Tower Corp. Class A                500,000             9,531
o        Polycom, Inc.                               172,500             8,625
         Clayton Homes Inc.                          733,300             7,425
         Lindsay Manufacturing Co.                   338,850             6,883
         Donaldson Co., Inc.                         271,000             6,301
o        Terayon Communications Systems, Inc.        135,000             5,906
o        PRI Automation, Inc.                        124,000             4,976
o        DuPont Photomasks, Inc.                      98,900             4,896
o        Terex Corp.                                 150,000             3,966
o        E-Tek Dynamics, Inc.                         49,300             3,285
o        LTX Corp.                                   190,275             3,009
o        American Homestar Corp.                     823,220             3,267
o        Crown Castle International Corp.            126,500             2,435
o        Aspect Telecommunications Corp.              68,400             1,723
         Ametek Aerospace Products Inc.               81,700             1,614
o        Credence Systems Corp.                       27,200             1,241
o        Interdigital Communications Corp.           185,800             1,034
o        Oak Industries, Inc.                         24,800             1,017
         Pittway Corp. Class A                        30,200               997
o        Knoll, Inc.                                  35,900               992
         Mark IV Industries, Inc.                     49,300               949
         Graco, Inc.                                  27,800               931
         Diebold, Inc.                                35,300               927
o        Kulicke & Soffa Industries, Inc.             29,500               868
o        Electro Scientific Industries, Inc.          15,500               837
         Herman Miller, Inc.                          37,900               822
o        Antec Corp.                                  16,900               820
o        Dionex Corp.                                 17,300               769
o        Com21, Inc.                                  56,700               751
         X-Rite Inc.                                 121,100               742
o        Gardner Denver Inc.                          57,100               689
         MDC Holdings, Inc.                           43,700               683
         Inter-Tel, Inc.                              41,600               660
o        Esterline Technologies Corp.                 47,000               646
         Cohu, Inc.                                   34,000               642
         NACCO Industries, Inc. Class A               12,800               594
         Standard Pacific Corp.                       52,700               567
         Pulte Corp.                                  24,400               491
o        inTEST Corp.                                 52,500               469
o        Veeco Instruments, Inc.                      13,100               445
         Superior Telecom Inc.                        21,750               338
o        Osmonics, Inc.                               32,600               326
         Cordant Technologies, Inc.                    8,000               249
         Standex International Corp.                  10,500               217
o        Electroglas, Inc.                             7,000               193
o        Triumph Group, Inc.                           5,000               120
o        Dynatech Corp.                               12,650                75
o        GTS Duratek, Inc.                             5,900                34
         Belden, Inc.                                  1,800                33
o        Transcrypt International, Inc.                8,400                32
                                                            --------------------
                                                                       170,910
                                                            --------------------

TECHNOLOGY (19.8%)

o        CSG Systems International, Inc.             724,500            24,859
o        Rational Software Corp.                     538,700            23,029
o        RealNetworks, Inc.                          206,700            22,672
o        Advanced Fibre Communications, Inc.         850,000            18,594

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
 EXPLORER FUND                                        SHARES             (000)
--------------------------------------------------------------------------------

o        Sterling Software, Inc.                     813,300            17,842
o        Semtech Corp.                               444,100            17,015
o        PairGain Technologies, Inc.               1,167,600            14,303
o        Cognos Inc.                                 460,800            13,075
o        Macrovision Corp.                           209,000            11,835
o        RSA Security Inc.                           330,000            11,715
o        MicroStrategy Inc.                          120,000            11,595
o        Wind River Systems Inc.                     532,000            10,840
o        Acxiom Corp.                                631,840            10,425
o        Exchange Applications, Inc.                 373,000            10,164
o        Sensormatic Electronics Corp.               665,700            10,069
o        S3, Inc.                                  1,000,000            10,000
o        Avant! Corp.                                766,500             9,869
o        Remedy Corp.                                228,500             9,826
o        SeaChange International, Inc.               468,000             8,892
o        Mercury Interactive Corp.                   106,215             8,617
o        Macromedia, Inc.                            130,000             8,377
o        Electronics for Imaging, Inc.               175,600             7,079
o        NVIDIA Corp.                                300,000             6,638
o        SMART Modular Technologies, Inc.            178,400             6,623
o        Maxtor Corp.                              1,196,200             6,579
o        Aspen Technologies, Inc.                    500,000             6,375
o        Micromuse Inc.                               58,200             6,220
o        Silknet Software, Inc.                       77,500             6,200
o        ANADIGICS, Inc.                             160,800             6,191
o        Sawtek Inc.                                 144,200             5,912
o        Bluestone Software Inc.                     157,000             5,789
o        PSINet, Inc.                                159,500             5,742
o        Concurrent Computer Corp.                   470,900             5,415
o        Trimble Navigation Ltd.                     330,000             5,363
o        Extreme Networks, Inc.                       63,700             5,116
o        Oak Technology, Inc.                      1,000,000             4,750
o        Quantum Corp.- Hard Disk Drive              700,000             4,288
o        Transaction Systems Architects, Inc         135,200             4,157
o        UNOVA, Inc.                                 300,000             3,994
o        MTI Technology Corp.                        225,500             3,819
o        TriQuint Semiconductor, Inc.                 47,250             3,780
o        Maxwell Technologies, Inc.                  350,000             3,719
o        SERENA Software, Inc.                       195,400             3,664
o        CAIS Internet, Inc.                         300,000             3,562
o        Galileo Technology Ltd.                     136,985             3,134
o        New Era of Networks, Inc.                    94,000             3,049
o        Genesys Telecommunications
           Laboratories, Inc.                         61,000             2,997
o        BindView Development Corp.                   92,300             2,769
o        Rhythms NetConnections Inc.                  87,900             2,566
o        The Cherry Corp.                            203,100             2,437
o        Luminant Worldwide Corp.                     61,100             2,391
o        Remec, Inc.                                 228,000             2,380
o        Best Software, Inc.                         110,800             2,223
o        Documentum, Inc.                             75,400             2,139
o        Inet Technologies, Inc.                      53,040             2,029
o        MMC Networks, Inc.                           61,300             1,954
o        Legato Systems, Inc.                         36,200             1,946
o        Juniper Networks, Inc.                        6,800             1,874
o        ISS Group, Inc.                              46,100             1,758
o        WatchGuard Technologies, Inc.               100,000             1,688
o        Kopin Corp.                                  38,600             1,621
o        InterVU Inc.                                 28,400             1,558
o        Digex, Inc.                                  50,900             1,457
--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                      SHARES             (000)
--------------------------------------------------------------------------------
o        Network Solutions, Inc. Class A              12,200             1,446
o        BroadVision, Inc.                            19,500             1,423
o        eShare Technologies, Inc.                   275,800             1,345
o        Alliant Techsystems, Inc.                    21,600             1,328
o        Sapient Corp.                                10,100             1,292
o        Aspect Development, Inc.                     35,200             1,245
o        Open Market, Inc.                            68,500             1,216
o        Technology Solutions Co.                     58,950             1,208
o        Symantec Corp.                               25,100             1,199
o        Ariba, Inc.                                   7,500             1,162
o        Kronos, Inc.                                 25,000             1,122
o        Sybase, Inc.                                 82,800             1,118
o        American Management Systems, Inc.            43,100             1,115
o        National Instruments Corp.                   36,525             1,098
o        Allied Riser Communications Corp.            58,680             1,060
o        Progress Software Corp.                      31,600             1,059
o        VeriSign, Inc.                                8,500             1,050
         Symbol Technologies, Inc.                    25,650             1,020
o        Clarify, Inc.                                13,000             1,004
o        DII Group, Inc.                              27,800             1,001
o        Black Box Corp.                              18,900               959
o        Mastech Corp.                                53,800               921
o        TranSwitch Corp.                             19,450               915
         Lucent Technologies, Inc.                    14,148               909
o        Adtran, Inc.                                 24,400               906
o        Anixter International Inc.                   43,000               898
o        SCI Systems, Inc.                            18,000               889
o        Safeguard Scientifics, Inc.                  10,100               850
o        Project Software & Development, Inc.         17,200               828
o        Informix Corp.                              106,800               814
o        Tech-Sym Corp.                               39,000               804
o        Plexus Corp.                                 29,900               792
o        Ciber, Inc.                                  48,500               791
o        Akamai Technologies, Inc.                     5,360               778
o        SPSS, Inc.                                   41,000               728
         Reynolds & Reynolds Class A                  39,700               722
o        Wall Data Inc.                               83,000               680
o        Triton PCS, Inc.                             19,200               677
o        RAVISENT Technologies Inc.                   42,100               676
o        Harmonic, Inc.                               11,200               665
o        Foundry Networks, Inc.                        3,300               625
o        VideoServer, Inc.                           113,600               582
o        Cyberoptics Corp.                            27,700               514
o        InVision Technologies, Inc.                 141,500               495
o        Predictive Systems, Inc.                     10,270               447
         Newport News Shipbuilding Inc.               14,400               437
o        American Precision Industries Inc.           40,700               384
o        FileNet Corp.                                21,500               355
o        Unigraphics Solutions Inc.                   16,400               354
o        CACI International, Inc.                     15,900               341
o        Xircom, Inc.                                  5,500               277
o        Metro Information Services, Inc.             20,300               277
o        Actel Corp.                                  13,000               245
o        Planar Systems, Inc.                         43,300               230
         Computer Task Group, Inc.                    16,200               205
o        ESCO Electronics Corp.                       16,300               191
o        Alpha Industries, Inc.                        2,600               144
o        Aeroflex, Inc.                               24,600               137
         Chartered Semiconductor                       3,500               116

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                      SHARES             (000)
--------------------------------------------------------------------------------

         Innovex, Inc.                                10,700                86
         Gerber Scientific, Inc.                       4,000                75
o        C-Cube Microsystems, Inc.                     1,600                71
o        Concord Communications, Inc.                  1,300                68
                                                            --------------------
                                                                       492,927
                                                            --------------------

UTILITIES (2.2%)

o        McLeodUSA, Inc. Class A                     400,000            17,850
o        Gilat Satellite Networks Ltd.               200,000            10,425
o        Allegiance Telecom, Inc.                     70,000             4,830
o        Illuminet Holdings, Inc.                     68,060             3,131
o        Focal Communications Corp.                  145,300             3,006
o        Adelphia Communications Corp. Class A        51,200             2,797
o        Intermedia Communications Inc.               74,000             1,924
o        Commonwealth Telephone Enterprises, Inc.     23,740             1,270
o        Western Wireless Corp. Class A               23,900             1,264
o        U.S. Cellular Corp.                          13,200             1,168
o        El Paso Electric Co.                        113,300             1,034
         RGS Energy Group Inc.                        38,400               958
o        Jones Intercable Inc.                        17,400               950
o        Price Communications Corp.                   42,400               922
         Avista Corp.                                 37,800               680
         MidAmerican Energy Holdings Co.              18,200               612
o        Rural Cellular Corp. Class A                  8,100               488
o        IXC Communications, Inc.                      4,800               207
o        UniSource Energy Corp.                       17,800               205
         NUI Corp.                                     1,900                47
         Madison Gas & Electric Co.                    1,500                31
         Davel Communications, Inc.                    3,300                15
                                                            --------------------
                                                                        53,814
                                                            --------------------

OTHER (0.7%)

o        Thermo Electron Corp.                       600,000             8,100
         Teleflex Inc.                               232,300             7,913
         Commercial Intertech Corp.                   62,900               798
         Kaman Corp. Class A                          42,600               469
                                                            --------------------
                                                                        17,280
                                                            --------------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $1,839,607)                                                    2,248,161
--------------------------------------------------------------------------------

                                                        Face
                                                      Amount
                                                       (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (11.9%)+
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2)      5.63%, 1/19/2000                            $ 5,600             5,525
FEDERAL NATIONAL MORTGAGE ASSN.
(2)      5.64%, 1/18/2000                              1,700             1,678
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
         Obligations in a Pooled
         Cash Account
         5.24%, 11/1/1999                            272,777           272,777
         5.26%, 11/1/1999--Note G                     16,578            16,578
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(COST $296,566)                                                        296,558
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.4%)
(COST $2,136,173)                                                    2,544,719
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.4%
--------------------------------------------------------------------------------
Other Assets--Note C                                                 $  32,875
Liabilities--Note G                                                    (93,433)
                                                                       (60,558)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 40,399,372 outstanding
         $.001 par value shares of
         beneficial interest
         (unlimited authorization)                                  $2,484,161
================================================================================
NET ASSET VALUE PER SHARE $61.49
================================================================================
*See Note A in Notes to Financial Statements.
oNon-Income-Producing Security.

+The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 95.1% and 7.3%, respectively, of net assets. See Note F in Notes to Financial Statements.

(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $43,889,000.

(2)Securities with an aggregate value of $7,203,000 have been segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.


--------------------------------------------------------------------------------
AT OCTOBER 31, 1999, NET ASSETS CONSISTED OF:

                                                      Amount              Per
                                                       (000)            Share

Paid in Capital                                   $1,745,005           $43.19
Undistributed Net Investment Income                    6,286              .16
Accumulated Net Realized Gains                       326,135             8.07
Unrealized Appreciation (Depreciation)--Note F

Investment Securities                                408,546            10.11
Futures Contracts                                     (1,811)            (.04)
--------------------------------------------------------------------------------
Net Assets                                        $2,484,161           $61.49
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                                   EXPLORER FUND
                                                     YEAR ENDED OCTOBER 31, 1999
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME

         Dividends*                                                      13,613
         Interest                                                        11,709
         Security Lending                                                   482
                                                                      ----------
                  Total Income                                           25,804
                                                                      ----------
EXPENSES
         Investment Advisory Fees--Note B
                  Basic Fee                                               5,278
                  Performance Adjustment                                    731
         The Vanguard Group--Note C
                  Management and Administrative                          10,703
                  Marketing and Distribution                                411
         Custodian Fees                                                     121
         Auditing Fees                                                       10
         Shareholders' Reports                                              139
         Trustees' Fees and Expenses                                          4
                                                                      ----------
                  Total Expenses                                         17,397
                  Expenses Paid Indirectly--Note D                         (128)
                                                                      ----------
                  Net Expenses                                           17,269
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     8,535
--------------------------------------------------------------------------------
REALIZED NET GAIN
         Investment Securities Sold*                                    315,648
         Futures Contracts                                            ----------
REALIZED NET GAIN                                                       334,544
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)

         Investment Securities                                          187,165
         Futures Contracts                                               (9,396)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        177,769
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $520,84
================================================================================

*Dividend income and realized net loss from affiliated companies were $243,000 and $10,256,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.
--------------------------------------------------------------------------------
                                                               Explorer Fund
                                                          Year Ended October 31,
                                                            1999         1998
                                                            (000)        (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

         Net Investment Income                              8,535        9,098
         Realized Net Gain                                334,544        2,444
         Change in Unrealized Appreciation (Depreciation) 177,769     (282,104)
                  Net Increase (Decrease) in Net Assets
                                                       -------------------------
 Resulting from Operations                                520,848     (270,562)
Distributions                                          -------------------------
         Net Investment Income                             (8,697)     (10,298)
         Realized Capital Gain                            (13,054     (240,982)
                                                       -------------------------
                  Total Distributions                     (21,751)    (251,280)
                                                       -------------------------
CAPITAL SHARE TRANSACTIONS1

         Issued                                           581,427      763,144
         Issued in Lieu of Cash Distributions              21,406      247,188
         Redeemed                                        (813,686)    (842,473)
                                                       -------------------------
         Net Increase (Decrease) from
          Capital Share Transactions                     (210,853)     167,859
--------------------------------------------------------------------------------
         Total Increase (Decrease)                        288,244     (353,983)
--------------------------------------------------------------------------------
NET ASSETS
         Beginning of Year                              2,195,917    2,549,900
         End of Year                                   $2,484,161    2,195,917
================================================================================

1Shares Issued (Redeemed)
         Issued                                            10,222       13,941
         Issued in Lieu of Cash Distributions                 403        4,672
         Redeemed                                         (14,495)     (15,267)
                                                       -------------------------
             Net Increase (Decrease)
             in Shares Outstanding                         (3,870)       3,346
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------------

                                                                       EXPLORER FUND
                                                                   YEAR ENDED OCTOBER 31,

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR           1999       1998        1997      1996       1995
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $49.60     $62.31      $55.44    $51.05     $45.99
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
         Net Investment Income                           .21        .21         .26       .26        .24
         Net Realized and Unrealized Gain
          (Loss) on Investments                        12.18      (6.82)       9.71      8.37       7.25
         Total from Investment Operations              12.39      (6.61)       9.97      8.63       7.49
DISTRIBUTIONS

         Dividends from Net Investment Income           (.20)      (.25)       (.27)     (.24)      (.17)
         Distributions from Realized Capital Gains      (.30)     (5.85)      (2.83)    (4.00)     (2.26)
                  Total Distributions                   (.50)     (6.10)      (3.10)    (4.24)     (2.43)
NET ASSET VALUE, END OF YEAR                          $61.49     $49.60      $62.31    $55.44     $51.05
============================================================================================================

TOTAL RETURN                                           25.14%    -11.22%      18.93%    17.97%     17.46%
============================================================================================================

RATIOS/SUPPLEMENTAL DATA
         Net Assets, End of Year (Millions)           $2,484     $2,196      $2,550    $2,186     $1,476
         Ratio of Total Expenses to Average Net Assets  0.74%      0.62%       0.62%     0.63%      0.68%
         Ratio of Net Investment Income to
          Average Net Assets                            0.36%      0.37%       0.45%     0.51%      0.52%
         Portfolio Turnover Rate                          79%        72%         84%       51%        66%
============================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

         1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

         2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

         3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

         4. FUTURES CONTRACTS: The fund uses S&P MidCap 400 and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

         Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

         5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

         6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. GRANAHAN INVESTMENT MANAGEMENT, INC., WELLINGTON MANAGEMENT COMPANY, LLP, and Chartwell Investment Partners provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fees of Granahan and Wellington are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2000 Index and the Small Company Growth Fund Stock Index (an index of the stocks held by the largest small-capitalization stock mutual funds). The basic fee of Chartwell is subject to quarterly adjustments based on performance relative to the Small Company Growth Fund Stock Index. For the year ended October 31, 1999, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund's average net assets before an increase of $731,000 (0.03%) based on performance.

         The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $170,000 for the year ended October 31, 1999.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing,and distribution services. The costs of such SERVICES ARE ALLOCATED TO THE FUND UNDER METHODS APPROVED BY THE BOARD OF Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 1999, the fund had contributed capital of $530,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.5% of Vanguard's capitalization. The fund's Trustees AND OFFICERS ARE ALSO Directors and officers of Vanguard.

D. Vanguard has asked the fund's investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 1999, directed brokerage and custodian fee offset arrangements reduced expenses by $113,000 and $15,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the year ended October 31, 1999, the fund purchased $1,673,555,000 of investment securities and sold $1,898,825,000 of investment securities, other than temporary cash investments.

F. At October 31, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $408,546,000, consisting of unrealized gains of $569,238,000 on securities that had risen in value since their purchase and $160,692,000 in unrealized losses on securities that had fallen in value since their purchase.

         At October 31, 1999, the aggregate settlement value of open futures contracts expiring in December 1999, and the related unrealized depreciation were:
--------------------------------------------------------------------------------
                                                         (000)
                                             -----------------------------------

                                              AGGREGATE
                         NUMBER OF            SETTLEMENT       UNREALIZED
FUTURES CONTRACTS      LONG CONTRACTS           VALUE         DEPRECIATION
--------------------------------------------------------------------------------
S&P MidCap 400 Index       174                 $34,909           $ (336)
Russell 2000 Index         367                  79,235           (1,475)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

G. The market value of securities on loan to broker/dealers at October 31, 1999, was $16,017,000, for which the fund held cash collateral of $16,578,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT ACCOUNTANTS
TO THE SHAREHOLDERS AND TRUSTEES OF
VANGUARD EXPLORER FUND

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the "Fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

November 30, 1999

--------------------------------------------------------------------------------

SPECIAL 1999 TAX INFORMATION (UNAUDITED)FOR VANGUARD EXPLORER FUND

This information for the fiscal year ended October 31, 1999, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $13,054,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1998, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 11.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
--------------------------------------------------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging  Markets Stock
Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional  Index Fund*
International  Growth Fund
International  Value Fund
Mid-Cap  Index Fund*
Morgan  Growth Fund
Pacific  Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap  Value  Index  Fund*
Tax-Managed  Capital  Appreciation  Fund*
Tax-Managed  Growth and Income Fund*
Tax-Managed  International Fund
Tax-Managed Small-Cap  Fund*
Total International  Stock Index Fund
Total Stock Market Index Fund*
U.S.  Growth Fund
Utilities  Income Fund
Value Index Fund*
Windsor Fund
Windsor II Fund



BALANCED FUNDS
--------------------------------------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund



BOND FUNDS
--------------------------------------------------------------------------------
Admiral Intermediate-Term  Treasury Fund
Admiral Long-Term Treasury Fund
Admiral Short-Term  Treasury  Fund
GNMA  Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate  Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt  Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term  Treasury Fund
State Tax-Exempt Bond Funds(California,  Florida, Massachusetts, New Jersey,
New York, Ohio, Pennsylvania
Total Bond Market Index Fund*


MONEY MARKET FUNDS
--------------------------------------------------------------------------------
Admiral Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund



VARIABLE  ANNUITY PLAN
--------------------------------------------------------------------------------
Balanced  Portfolio
Diversified  Value Portfolio
Equity Income Portfolio
Equity  Index  Portfolio
Growth  Portfolio
High-Grade Bond Portfolio
High Yield  Bond  Portfolio
International  Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

         Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

         Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

         The  list  below  provides  a  brief   description  of  each  Trustee's
professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

trustees

JOHN C. BOGLE (1967) Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group. Thomas J. Higgins Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON Legal Department.
ROBERT A. DISTEFANO Information Technology.
JAMES H. GATELY Individual Investor Group.
KATHLEEN C. GUBANICH Human Resources.
IAN A. MACKINNON Fixed Income Group.
F. WILLIAM MCNABB III Institutional Investor Group.
MICHAEL S. MILLER Planning and Development.
RALPH K. PACKARD Chief Financial Officer.
GEORGE U. SAUTER Core Management Group.

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Q240-12/15/1999

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